Customer Agreement

IBM Digital Manufacturing Solutions (DMS)
Project Change Authorization

The purpose of this Project Change Authorization is to alter the existing Statement of Work to include the installation of IBM IndustryView for AAP at the Pinacor Cincinnati facility. The initial evaluation of IndustryView for AAP installation at the Cincinnati site is a estimate of 60 hours at $200 per hour totaling $12,000. Additionally, 2% of the total contract revenue will be billed as an administrative fee and $3000 for travel.

Estimated Total Charges: $12,000 Additionally, 2% of the total contract revenue will be billed as an Administrative Fee.
        Estimated Total Expenses: $3000

Project Scope Addition:
        1) The IndustryView team will assist Pinacor by working with the customer team to perform the following: Perform a Requirements and Design Study and prepare a Statement of Work for the Cincinnati location.

Key Assumptions:
IBM's estimated charges and schedules to perform the following additions to the existing Statement of Work are based on the following key assumptions. Deviations that arise during the proposed project change request will be managed through the procedure described in Project Change Control Procedure in Appendix B of the original Statement of Work.

I All necessary Pinacor representatives are available for interview in each subject area.

Modifications to Existing Statement of Work Dated March 16, 1999

Add the following to the IBM responsibilities section after 2.2.3:

2.2.3.1 Define and Validate Requirements and Develop Detail Design for the IndustryView for AAP Cincinnati

Task Description: The purpose of this task is to define and validate that the functions provided by the base application software and the required enhancements will support the intended Cincinnati business environment. The following functional requirements will be addressed in this task:

o        MSTAR Interface Requirements
o        EDI requirements
o        Test server requirements
o        Business rules requirements
o        Routing requirements
o        Administrative profile requirements
o        Unique Cincinnati business and schedule requirement
o        New reporting requirements

The sub tasks are:

1. Develop an interview procedure and checklist.
2. Develop an interview schedule and plan.
3. Develop documentation standards for interview results.
4. Conduct interviews of key Pinacor personnel to validate the requirements for the Pinacor Cincinnati IndustryView installation.
5. Refine/identify the interfaces required between the IndustryView for AAP and other systems.
6. Review  requirements  statement  with the Pinacor IT and MSTAR  support Team.
7. Document that the requirements identified are met by the application software packages and the proposed design enhancements.

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Customer Agreement

IBM Digital Manufacturing Solutions (DMS)
Project Change Authorization

8. Consult with Pinacor on identified interfaces and dependencies to existing computer systems that are required to support the Cincinnati facility.

Completion   Criteria:   Documentation  of  the  Pinacor  requirements  for  the
integration of IndustryView for AAP into the Cincinnati facility will be complete when the Pinacor Requirements Report and Design Report are delivered to the Pinacor Project Executive.

Deliverables: The following item will be delivered to Pinacor as a result of this task:
              The IndustryView for AAP Cincinnati Design Report.
              IndustryView for AAP Statement of Work for the Cincinnati Pinacor Facility

This offer will expire on 5/30/99.

Both of us agree that the complete agreement between us about these Services will consist of, (1) This Statement of Work, and (2) the IBM Customer Agreement or IBM Customer Agreement - Project Support Services, as applicable (or any equivalent agreement signed by both of us).

Agreed to:                                 Agreed to:
Pinacor Corporation                        International Business Machines
                                           Corporation

By:   /s/ Don Lyons                        By:
------------------------------------          ---------------------------------
Authorized Signature         Date          Authorized Signature
Date

Authorized Name (print)   Don Lyons

                          ----------
Customer Number: 5816159                   IBM Customer Agreement
Number. CFTG68A

Customer Address:
        525 West Alameda
        Tempe, Arizona 85282-1824          Office Number:

Project Name or Identifier:IV-AAP          IBM Office Address:
Project Change Request Number: PCR # 2     1798 N.W. 40th Street
                                           Boca Raton, Florida 33431

Estimated Start Date   May 20,1999
Estimated End Date:          June 4,1999

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